Apr. 29, 2026
BNY Mellon Research Growth Fund, Inc.

Effective June 30, 2026 (the "Effective Date"), the following information will supersede and replace the information in the first paragraph in the sections "Principal Investment Strategy" in the summary prospectus "Fund Summary – Principal Investment Strategy" in the prospectus:

To pursue its goals, the fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in common stock of companies that the fund considers to be growth companies. The fund considers growth companies to be companies in which the portfolio managers have identified a strong near-term catalyst for earnings growth or share price appreciation. These are companies which are either included in the Russell 3000 Growth Index, the S&P Composite 1500 Growth Index or the MSCI ACWI Growth Index, or that demonstrate growth characteristics which may include one or more of the following: a price-to-book ratio, price to earnings ratio, price to cash flow ratio, price to sales ratio, EPS growth, or sales growth rate that is higher than that of the S&P 500® Index. The fund may invest up to 25% of its assets in foreign securities.

April 29, 2026 BNY MELLON RESEARCH GROWTH FUND, INC. Supplement to Current Summary Prospectus and Prospectus IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY